UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 22, 2019, the Company issued a press release announcing it has exercised its purchase option to acquire 5 Arches, LLC. The Company also made available an investor presentation which includes additional details related to the transaction, including indications of the potential future returns and earnings impact related to the transaction. A link to the presentation materials is available at the Company’s website at www.redwoodtrust.com, in the Newsroom section of the website under “Presentations.” An archive of the presentation materials will be available at the same location for at least 90 days.

The information contained in Item 7.01and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the attached Exhibit 99.1, contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe," "intend," "seek," "plan," and similar expressions or their negative forms, or by references to strategy, plans, or intentions, and include statements in this Current Report on Form 8-K regarding the Company’s exercise of its purchase option to acquire 5 Arches, LLC. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to numerous risks, including, among other things, those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Further information on these and other factors that could affect Redwood’s financial results and the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated January 22, 2019

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2019	REDWOOD TRUST, INC.
	By:	/s/ Andrew P. Stone
Andrew P. Stone
Executive Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated January 22, 2019